	Selected aggregate mortgage pool data
			Weighted Average		Min		Max
	1st Lien
	2nd Lien
	with silent seconds
	Gross Coupon		8.097
	Original LTV		80.43
	Original CLTV
	Original CLTV with silent seconds		83.8
	FICO		622.59
	DTI		42.57
	ARM %		81.16
	FRM %		18.84
	Loan size		198,519.62

table 1	Range of credit scores	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	400 - 424
	425 - 449
	450 - 474
	475 - 499
	500 - 524	277	51496412.42	5.33	17.19	2.48	4.58	0	0	512.48	74.51	74.62	0.95	0
	525 - 549	311	58896774.38	6.1	13.72	1.75	3.92	0	0	537.48	74.83	75.1	3.2	0
	550 - 574	417	81426812.37	8.43	17.05	2.04	2.44	3.03	0	564.25	76.91	78.03	3.27	0
	575 - 599	862	149934894.5	15.53	25.1	1.54	2.92	15.48	0	587.72	78.34	81.61	3.13	0
	600 - 624	994	171688104.6	17.78	21.07	1.81	2.53	17.44	0	612.22	80.91	85.05	5.81	0
	625 - 649	822	163375319.2	16.92	29.43	1.12	1.96	26.47	0	636.65	83.05	86.52	6.32	0
	650 - 674	503	110816892.4	11.48	28.45	0.87	0.88	22.64	0	662.05	82.8	87.64	7.47	0
	675 - 699	307	79980384.41	8.28	43.02	0.12	0.42	32.48	0	686.1	83.53	88.68	9.71	0
	700 - 724	169	43460326.61	4.5	37.36	0.48	0.84	13.98	0	710.62	84.71	88.53	10.55	0
	725 - 749	97	24596894.68	2.55	44.56	0.51	0.25	20.66	0	736.71	82.77	87.36	21.87	0
	>750	87	27188913.05	2.82	53.75	0	0	30.8	0	771.93	79.83	85.05	9.73	0

table 2	CLTV (with silent seconds)	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	< 15.00	2	174626.73	0.02	0	0	0	0	0	636.56	13.73	13.73	28.59	0
	15.01 - 20.00	1	102715.16	0.01	100	0	0	0	0	513	16.78	16.78	100	0
	20.01 - 25.00	2	201858.95	0.02	0	0	0	50.53	0	575.53	23.38	23.38	0	0
	25.01 - 30.00	4	523927.25	0.05	0	0	0	0	0	558.09	28.76	28.76	0	0
	30.01 - 35.00	9	1418678.2	0.15	32.2	0	0	17.13	0	598.36	32.65	32.65	0	0
	35.01 - 40.00	23	3849260.45	0.4	37.85	0	0	16.04	0	588.66	37.63	37.63	0	0
	40.01 - 45.00	32	6224696.98	0.64	53.97	0	2.07	28.31	0	653.21	42.71	42.71	6.32	0
	45.01 - 50.00	55	12315130.45	1.28	50.23	0	0	1.38	0	609.1	46.93	48.03	9.38	0
	50.01 - 55.00	80	18002418.6	1.86	34.26	0.28	0.57	15.08	0	595.6	52.78	52.78	0.85	0
	55.01 - 60.00	109	26139917.25	2.71	36.26	1.41	0.27	9.18	0	597.92	58.15	58.15	2.17	0
	60.01 - 65.00	206	51697179.54	5.36	33.79	0.1	0.63	16.04	0	595.81	63.9	63.9	3.62	0
	65.01 - 70.00	228	53915267.55	5.58	23.64	0.54	0.85	9.32	0	597.7	68.91	68.94	4.91	0
	70.01 - 75.00	291	84151100.76	8.72	37.87	0.39	1.79	18.9	0	604.73	73.98	74.12	5.42	0
	75.01 - 80.00	634	155205037.2	16.08	27.25	1.19	2.27	16.3	0	607.16	79.39	79.43	6.4	0
	80.01 - 85.00	345	84701721.51	8.77	25.88	0.71	2.25	12.54	0	618.6	84.39	84.42	6.42	0
	85.01 - 90.00	499	134330189.9	13.91	21.6	0.92	1.02	20.74	0	638.92	89.65	89.73	14.64	0
	90.01 - 95.00	615	125647536.3	13.02	20.18	2.56	2.67	18.46	0	633.37	93.57	94.71	9.52	0
	95.01 - 100.00	1736	206788200.5	21.42	25.5	2.24	3.76	21.9	0	645.38	85.14	99.94	0.11	0
	> 100.00

table 3	DTI	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	<= 0.00	41	11455496.88	1.19	15.72	0	0	9.62	0	712.95	85.83	86.18	2.94	0
	0.01 - 5.00	2	271250.43	0.03	0	0	0	0	0	637.33	79.05	79.05	100	0
	5.01 - 10.00	11	1935522.76	0.2	40.65	0	0	52.75	0	607.91	84.41	88.14	22.81	0
	10.01 - 15.00	25	3821842.11	0.4	19.58	1.99	1.64	0	0	639.74	77.15	78.18	38.34	0
	15.01 - 20.00	75	10687188.92	1.11	30.48	6.29	5.46	17.6	0	611.57	80.63	82.98	18.15	0
	20.01 - 25.00	165	29374780.59	3.04	25.67	2.09	2.26	14.1	0	627.63	76.4	78.26	8.08	0
	25.01 - 30.00	312	48636441.08	5.04	15.84	3.56	2.8	12.91	0	617.48	78.5	80.86	8.71	0
	30.01 - 35.00	505	87724221.89	9.09	19.92	1.19	1.9	9.58	0	618.6	79.7	82.36	8.29	0
	35.01 - 40.00	775	145588861.6	15.08	25.38	1.18	2.47	18.57	0	620.29	79.9	82.79	6.11	0
	40.01 - 45.00	997	200457895.9	20.76	26.96	1.15	1.45	19.48	0	627.97	81.05	84.97	5.58	0
	45.01 - 50.00	1032	217186439.1	22.5	31.19	1.37	2.88	18.71	0	621.04	81.38	85.03	4.29	0
	50.01 - 55.00	732	158028256.8	16.37	28.74	0.94	1.53	16.88	0	619.94	80.73	84.41	5.29	0
	55.01 - 60.00	199	50221265.26	5.2	34.16	0	2	26.37	0	612.57	78.81	83.34	5.21	0

table 4	Loan purpose	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	Cash Out Refi	2373	575612403.4	59.62	30.28	1.02	1.61	16.36	0	612.57	77.48	78.45	5.25	0
	Purchase	2168	328071607.3	33.98	23.17	1.8	2.47	20.13	0	643.41	85.48	93.36	8.07	0
	Rate/Term Refi	330	61705452.6	6.39	16.67	1.43	5.15	15.04	0	605.58	81.15	82.87	3.23	0

table 5	Occupation type	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	Investor	297	58702936	6.08	20.89	2.12	0.57	0.45	0	652.52	83.9	84.02	100	0
	Owner Occupied	4505	890343875.2	92.23	27.73	1.28	2.21	19	0	620.15	80.15	83.78	0	0
	Second Home	69	16342652.08	1.69	8.81	0	3.23	0.52	0	647.68	83.38	83.88	0	0

table 6	Documentation type	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	Full Documentation	3235	529115335.8	54.81	22.9	1.91	3.21	15.3	0	610.04	81.59	85.71	4.16	0
	Stated Documentation	1573	418970544.3	43.4	32.19	0.6	0.8	20.66	0	635.82	78.8	81.3	8.62	0
	No Documentation	43	11635576.07	1.21	16.48	0	0	9.47	0	713.46	86.02	86.36	2.9	0
	Lite Documentation	20	5668007.14	0.59	47.48	0	3.58	15.09	0	626.42	81.07	85	4.04	0
table 7	Property type	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	SF	3913	733872211.8	76.02	29.13	1.65	2.58	17.21	0	619.52	80.35	83.77	4.23	0
	PUD	431	101438853.3	10.51	24.51	0	0	23.18	0	621.99	79.59	83.63	4	0
	Condomium	209	39626570.96	4.1	27.13	0.53	2.73	16.46	0	635.52	83.97	87.65	13.26	0
	2 - 4 Family	284	85719304.18	8.88	11.17	0.36	0.21	15.31	0	642.85	80.81	82.94	21.38	0
	Manufactured housing	34	4732523.12	0.49	34.73	0	6.83	0	0	634.61	74.83	74.83	0	0
	Townhouse

table 8	IO's	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	N	4409	795915241	82.44	21.41	1.59	2.49	0	0	617.09	80.37	83.33	7.34	0
	Y	462	169474222.3	17.56	53.24	0	0.41	100	0	648.33	80.71	85.99	0.16	0

table 9	IO Term	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	No	4409	795915241	82.44	21.41	1.59	2.49	0	0	617.09	80.37	83.33	7.34	0
	24
	36
	60	462	169474222.3	17.56	53.24	0	0.41	100	0	648.33	80.71	85.99	0.16	0
	>60

table 10	Prepayment penalty	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	0	1718	274641870.3	28.45	6.12	0.34	0.08	12.36	0	620.25	81.21	83.83	7.81	0
	12	282	97957624.45	10.15	4.82	0	0.12	16.99	0	637	79.76	82.43	5.69	0
	24	2233	449451594.2	46.56	36.78	2.26	3.69	20.25	0	614.71	81.45	85.94	5.75	0
	30	4	712091.07	0.07	0	0	0	0	0	619.02	76.1	76.1	0	0
	36	634	142626283.3	14.77	51.74	1.08	2.54	19.55	0	642.04	76.2	77.97	4.11	0
	60

table 11	Loan size	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	0.00 - 100.000	1526	79930832.16	8.28	7.2	4.64	7.55	0.67	0	613.78	86.4	89.59	6.98	0
	100.001 - 200.000	1564	225735645	23.38	6.64	2.97	4.12	5.73	0	604.64	80.4	85.18	7.02	0
	200.001 - 300.000	704	172974097.2	17.92	20.6	0.42	2.3	14.84	0	612.72	78.27	82.09	6.68	0
	300.001 - 400.000	545	188197401.1	19.49	34.01	0.57	0.19	22.52	0	629.82	81	83.85	6.32	0
	400.001 - 500.000	272	121824881.4	12.62	41.8	0.35	0	27.14	0	641.49	80.52	84.17	4.66	0
	500.001 - 600.000	132	72403411.93	7.5	48.84	0	0	26.83	0	636.85	82.03	84.36	5.35	0
	600.001 - 700.000	52	33829260.11	3.5	46.33	0	0	23.6	0	647.91	82.56	84.1	3.68	0
	700.001 - 800.000	30	22604001.94	2.34	52.93	0	0	26.83	0	648.07	78.68	80.68	9.6	0
	> 800.001	46	47889932.55	4.96	54.93	0	1.77	44.71	0	628.92	72.9	73.02	1.84	0

table 12	Geographic distribution	Number of Loans	Aggregate Principal Balance	% of Deal	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	California	753	260617266.8	59.81	34.62	0	641.84	78.09	81.42	4.7	0
	Florida	534	102331392.5	23.48	13.07	0	616.32	80.68	83.17	8.77	0
	Ohio	137	12626706.26	2.9	0	0	596.89	86.69	91.12	9.85	0
	Michigan	202	20529607.56	4.71	3.36	0	591.92	84.04	89.64	1.64	0
	Texas	401	39635006.25	9.1	1.24	0	596.62	83.28	89.61	4.57	0

	Credit Suisse
	11 Madison Avenue
	New York, New York 10010
	www.credit-suisse.com
	3/23/2006 14:58

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